UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Procter & Gamble Company

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts!

SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945	THE PROCTER & GAMBLE COMPANY 2022 Annual Meeting Vote by October 10, 2022 11:59 PM ET. For shares held in certain plans, vote by October 6, 2022 11:59 PM ET.

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You invested in THE PROCTER & GAMBLE COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 11, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:
1a.	B. Marc Allen	For
1b.	Angela F. Braly	For
1c.	Amy L. Chang	For
1d.	Joseph Jimenez	For
1e.	Christopher Kempczinski	For
1f.	Debra L. Lee	For
1g.	Terry J. Lundgren	For
1h.	Christine M. McCarthy	For
1i.	Jon R. Moeller	For
1j.	Rajesh Subramaniam	For
1k.	Patricia A. Woertz	For
2.	Ratify Appointment of the Independent Registered Public Accounting Firm	For
3.	Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote)	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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